Exhibit 99.2
Investor Presentation May 10, 2023

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections, including underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, engines and opportunities and expected growth rates; industry-leading comparable sales growth, retention and competitive position; quality control and supply chain efficiencies; operational execution and retention; annualized average unit volume; the Company’s differentiation and strong foothold in the off-premise channel; statements from the Company’s corporate social responsibility report; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; international expansion; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine; anticipated unit growth roadmap; and unit growth rates. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward-looking statements may be affected by various factors including: economic, public health and political conditions that impact consumer confidence and spending, including rising interest rates, periods of heightened inflation and market instability, and armed conflicts; supply chain disruptions; demonstrations, political unrest, potential damage to or closure of our restaurants and potential reputational damage to us or any of our brands; the COVID-19 pandemic and related containment measures, including the potential for quarantines or restriction on in-person dining; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; changes in laws impacting our business, including laws and regulations related to COVID-19 impacting restaurant operations and customer access to off- and on-premises dining; increases in minimum wages and benefit costs; the economic health of our landlords and other tenants in retail centers in which our restaurants are located, and our ability to successfully manage our lease arrangements with landlords; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; the timing of our new unit development; compliance with debt covenants; strategic capital allocation decisions including with respect to share repurchases or dividends; the ability to achieve projected financial results; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov

• Experiential dining category leader with diversified growth engines • Leveraging the Company’s differentiation and strong foothold in the off-premise channel to support the business in the on-going dynamic environment • Best-in-class operational execution and industry-leading retention • Significant and accelerating growth opportunities driving one of the highest expected growth rates in the casual dining industry Investment Highlights 3

The Cheesecake Factory - Global Footprint 4 High quality, high profile locations worldwide Company-Owned: 210 (Including Toronto, Canada) Toronto International – Licensed: 30 Mexico City (5) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Shanghai (3) Hong Kong Beijing Monterrey Macau Opportunity for 300 Domestic Locations Over Time & Continued International Expansion

NORTH

Filling White Space for an On-Trend, Contemporary Italian Offering



- Potential for 200 domestic locations over time
  - 33 locations in 13 states & Washington D.C.
- All dishes handmade from scratch daily
- Unique menu items tailored to local markets
- Serving lunch, dinner, weekend brunch & weekday happy hour
- Average check: ~$30-$40
- ~25% alcohol mix

NORTH ITALIA

1Q23 Comp Sales (vs. 1Q22): 9%

1Q23 Comp Sales (vs. 1Q19): 30%








NORTH

The Cheesecake Factory 5

Fox Restaurant Concepts (FRC) Expected to Serve as an Incubation Engine Innovating Concepts of the Future 6 Potential Growth Boutique Brands 66 Total FRC Locations Across the U.S.

Accelerating Unit Growth Across Concepts As many as 20 - 22 new units planned for 2023 7 New Restaurants Opened in 2023 14 New Restaurants Opened in 2021 2 The Cheesecake Factory locations 6 North Italia locations 3 Blanco locations 2 Flower Child locations 1 The Culinary Dropout location 13 New Restaurants Opened in 2022 3 The Cheesecake Factory locations 4 North Italia locations 3 Flower Child locations 2 Fly Bye locations 1 Pushing Daisies location Flower Child Tucson, AZ Doughbird Nashville, TN

An Experiential Dining Category Leader Food Integrated Bakery Service & Ambiance Breadth of Menu & Innovation 235 Items Made Fresh, From Scratch Integrated Bakery Best-in-Class Service, Hospitality and Operational Execution Innovative, High-Quality Cheesecakes and Other Baked Dessert Items

Integrated Bakery – The “Cheesecake” Magic • Produces over 60 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies FY 2019* 16% 10 Industry-Leading Dessert Sales * Percent of total sales FY 2022* 17%

Best-in-Class Operational Execution and Industry-Leading Retention Average Tenure by Position 33 years 25 years 22 years 21 years 12 years 11 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention.” – Wally Doolin, Black Box Intelligence* *Restaurant Business, May 2018 PEOPLE Companies That Care seal is a registered trademark of Meredith and is used under license. From Fortune ©2023 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated. 11 Also recognized as a best workplace for diversity, millennials, and women 10th consecutive year

Themed filters reaching 5M+ users Cult Status & Strong Consumer Engagement 1M+ followers 5M fans 360K followers Millions of Viewers 12 Note: Statistics as of April 25, 2023 295K followers

Broad Consumer Demographic and Appeal Highest Unit Volumes With a Moderate Average Check ($ in millions) Source: Latest SEC 10-K filings and company presentations; Average check for The Cheesecake Factory defined as on-premise average check. 13 $12.1 $8.1 $7.0 $6.0 $5.1 $4.4 $3.9 $3.4 $3.2 $3.2 Maggiano's Texas Roadhouse BJ's Olive Garden LongHorn Outback Carrabba's Chili's Bonefish $34 $33 $29 $29 $27 $24 $24 $21 $21 $20 $16 Yard House Bonefish Maggiano's Outback LongHorn Carraba's Olive Garden Texas Roadhouse BJ's Chili's Casual Dining Rated #1 Full-Service Chain for Food Quality #1 Quality #2 Service #3 Ambiance

9% 12% 14% 16% 43% 32% 28%25% 23% 23% 23% Off-Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off-Premise Channel Upgraded Takeout Packaging 14 ~$2.9 million per restaurant (annualized based on 1Q23*) Reflecting COVID-19 dining restrictions *Annual unit volume equivalent based on total system restaurant average weekly sales

Further Leaning in to Convenience 15

CSR – Contributing to the Well-Being of Our Staff, Local Communities and the Environment We All Share

SOURCING

100%
Cage-free eggs, 3 years early for bakery operations

80%
Pork gestation crate-free sourcing

64%
Sustainable seafood

ENVIRONMENT

NET ZERO
Greenhouse gas target

26%
Waste diverted away from landfill

22%
Lower GHGs per sq. ft. since 2015

10TH Year
as one of the FORTUNE 100 Best Companies to Work For®

PEOPLE
Companies that Care®
award recipient

STAFF & DEI&B

93%
Of staff believe people are treated fairly regardless of sexual orientation, race, or gender

13yr*
Tenure of General Managers & Executive Kitchen Managers

369
HELP Fund Grants Provided

COMMUNITY

700
Local non-profits supported

>$6M
Donated to Feeding America®

7.3M
Pounds food donated

Please refer to the 2022 Cheesecake Factory Corporate Social Responsibility Report.
Data and restaurants included in the report represent The Cheesecake Factory, North Italia, Grand Lux Cafe, and Social Monk Asian Kitchen unless noted otherwise.
**Does not include North Italia or Social Monk Asian Kitchen.*
From Fortune ©2023 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

The Cheesecake Factory 16

Confidential 17 Financial Resiliency Sales Leadership Growth Opportunities

Culinary forward. First class hospitality. Concepts like no other. Diversify Across Experiential Diversifying Our Portfolio Across Experiential For Growth 18

Driving Strong Sales Growth Across Portfolio +1.1% 1Q23 Comp Sales ~$239,700 Equates to $12.5M Annualized Average Unit Volume 1Q23 Average Weekly Sales 1Q23 AWS Note: Average Unit Volumes annualized based on 1Q23 average weekly sales (AWS). 19 ~$147,600 Equates to $7.7M Annualized Average Unit Volume ~$152,200 Equates to $7.9M Annualized Average Unit Volume vs. 1Q22 vs. 1Q19 5.7% 14.9% vs. 1Q22 vs. 1Q19 9% 30% vs. 1Q22 vs. 1Q19 9% 27%

“Large chains and well-funded restaurants have the resources to ride out a protracted shutdown, but the independent restaurants that make up two-thirds of the American dining landscape – noodle shops, diners and that charming urban restaurant that always had a line out the door – may not survive.” - New York Times, March 20, 2020 Sales by Channel4 (AUV $ millions) We Believe Stable, Agile Brands Will Be Best Positioned Moving Forward 20 Industry Rationalization: Market Share Opportunity Casual Dining1 * FY 2022 on a 53-week basis Sources: 1Morgan Stanley Report April 6, 2020; 2Bureau of Labor Statistics; 3U.S. Census; 4Annualized average unit volumes based on average weekly sales in each period. Off-Premise Sales Have Stabilized At Elevated Levels Post-Pandemic 86% 14% Independents Chains Off-Premise Only 2 As of May 2021, the NRA estimated that 15% (~90,000) of restaurants have closed. 3 1.4% 1.8% 2.1% 1.3% 1.5% 1.5% 1.8% 2.5% 2.2% 1.9% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.5%0.5% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Annual Restaurant Unit Growth US Population Growth Off-Premise Only $9.1 $9.1 $1.7 $3.0 2019 2022* Off-Premise On-Premise $10.8 $12.1

2023 Underlying Key Assumptions(1) 21 (1) Assumes no material operating or consumer disruptions $3.55 Billion Total Sales Targeting 4% Net Income Margin at Stated Sales Target As many as 20 to 22 New Restaurant Openings Approximately $12.5 Million to $13 Million CCF AUVs Approximately $165 Million to $175 Million in Capex Q2 2023 quarterly dividend of $0.27 Share repurchase program Pending guidance updates next week

Diversified Growth Engines Expected to Drive 7% Unit Growth Annually Target Size (productive sq. ft.) 7,000 – 10,000 6,000 - 7,000 3,500 – 15,000 Targeted Average Unit Volume $11M - $12M $7M - $7.5M Avg. $5M - $5.5M Targeted Sales/productive sq. ft. ~$1,100 ~$1,200 ~$1,000 Target Long-Term Unit Growth ~3% ~20%+ ~15% - 20% Top-Line Unit Growth Contribution ~3% ~2% ~2% Target Restaurant-Level Margin % ~18% ~18% - 20% ~16% - 18% Cash Capex Investment $8M+ ~$4M+ $500/sq. ft. Target Cash-on-Cash Return 20% - 25% 35%+ 25% - 30% Sales/Investment Ratio Varies 2:1 2:1 22 Diversified multi-concept across segment, price point, occasion, real estate and labor Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise Anticipated Unit Growth Roadmap ¹Illustrative example of target returns for new restaurant openings ²Average unit volume and steady-state restaurant-level margin typically reached after 3 years of operations ¹ ² ²

(4.2)% (6.8)% (0.3)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% 3.3% 7.0% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% (0.9)% 7.4% History of Outperforming the Industry 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 20201 20212 20222 Knapp-Track Index Comparable Sales - Historical 2-year Stack 23 Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines 1) 2020 results reflect the impact of the COVID-19 pandemic. 2) Due to impact of COVID-19 pandemic on 2020 results, 2021 compares against 2019, and 2022 compares against 2021.

Durable Business Over Time

Adjusted Earnings/(Loss) Per Common Share


$0.84
$1.07
$1.42
$1.64
$1.88
$2.10
$1.97
$2.37
$2.83
$2.60
$2.51
$2.61
$(1.49)
$2.13
$1.51
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22

Free Cash Flow[1]

($ in millions)


$85
$163
$128
$120
$112
$107
$135
$94
$158
$100
$163
$120
$(47)
$146
$50
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22

Capital Allocation Detail

($ in millions)


64,009
44,545
50,414
$173
$85
$37
$52
$42
$172
$77
$13
$101
$86
$27
$184
$106
$30
$141
$114
$36
$109
$154
$42
$146
$158
$50
$123
$139
$56
$109
$128
$61
$51
$99
$16
$4
$50
$6
$67
$42
$63
$112
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
Capex / Investment [2]
Share Repurchases
Common Stock Dividend
Weighted Average Shares Outstanding

[1]Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts

[2]2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts

Note: 2020 results reflect the impact of the COVID-19 pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please refer to SEC filings for GAAP to Non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years

The Cheesecake Factory 24

Appendix

Non-GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present adjusted diluted net income/(loss) per common share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 26

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year														
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net income/(loss) available to common stockholder (GAAP)	$ 52,293	$ 42,833	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392	$ 99,035	$ 127,293	$ (277,107)	$ 49,131	$ 43,123
- Impairment of assets and lease termination expenses[1]	2,952	26,541	-	1,547	9,536	(561)	696	6,011	114	10,343	17,861	18,247	219,333	18,139	31,387
- Partial IRS settlement	-	-	-	(1,794)	-	-	-	-	-	-	-	-	-	-	-
- Termination of interest rate swap	-	7,421	7,376	-	-	-	-	-	-	-	-	-	-	2,354	-
- Chairman and CEO employment agreement	-	2,550	-		-	-	-	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	(668)	-	-	(419)	-	-	-	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	479	4,754	13,439	-	-	-
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	-	-	(52,672)	-	-	-
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	-	-	5,270	2,699	-	-
- Acquisition-related contingent consideration, compensation and amortization expenses/(benefit)	-	-	-	-	-	-	-	-	-	-	-	1,033	(3,872)	19,510	13,368
- Dividends on Series A preferred stock	-	-	-	-	-	-	-	-	-	-	-	-	13,485	18,661	-
- Net income attributable to Series A preferred stock to apply if-converted method	-	-	-	-	-	-	-	-	-	-	-	-	-	4,581	-
- Direct and incremental Series A preferred stock issuance costs	-	-	-	-	-	-	-	-	-	-	-	-	10,257	-	-
- Assumed impact of potential conversion of Series A preferred stock into common stock	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
- COVID-19 related costs[2]	-	-	-	-	-	-	-	-	-	-	-	-	22,963	4,917	-
- Uncertain tax positions	-	-	-	-	-	-	-	-	-	-	-	-	-	7,139	-
- Tax effect of adjustments[3]	(1,181)	(14,605)	(2,951)	(331)	(3,814)	224	(278)	(2,404)	(46)	(4,329)	(5,880)	3,818	(62,692)	(11,679)	(11,637)
- One-time tax items[4]	-	-	-	-	-	-	-	-	-	(38,525)	-	-	-	-	-
Adjusted net income/(loss) (non-GAAP)	$ 54,064	$ 64,072	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,360	$ 115,770	$ 116,428	$ (74,934)	$ 112,753	$ 76,241
Diluted net income/(loss) per common share (GAAP)	$ 0.82	$ 0.71	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27	$ 2.14	$ 2.86	$ (6.32)	$ 1.01	$ 0.86
- Impairment of assets and lease termination expenses	0.05	0.44	-	0.03	0.17	(0.01)	0.01	0.12	0.00	0.21	0.39	0.41	4.36	0.34	0.62
- Partial IRS settlement	-	-	-	(0.03)	-	-	-	-	-	-	-	-	-	-	-
- Termination of interest rate swap	-	0.12	0.12	-	-	-	-	-	-	-	-	-	-	0.04	-
- Chairman and CEO employment agreement	-	0.04	-	-	-	-	-	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	(0.01)	-	-	(0.01)	-	-	-	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	0.01	0.10	0.30	-	-	-
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	-	-	(1.18)	-	-	-
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	-	-	0.12	0.05	-	-
- Acquisition-related contingent consideration, compensation and amortization expenses/(benefit)	-	-	-	-	-	-	-	-	-	-	-	0.02	(0.08)	0.37	0.27
- Dividends on Series A preferred stock	-	-	-	-	-	-	-	-	-	-	-	-	0.27	0.35	-
- Net income attributable to Series A preferred stock to apply if-converted method	-	-	-	-	-	-	-	-	-	-	-	-	-	0.09	-
- Direct and incremental Series A preferred stock issuance costs	-	-	-	-	-	-	-	-	-	-	-	-	0.20	-	-
- Assumed impact of potential conversion of Series A preferred stock into common stock	-	-	-	-	-	-	-	-	-	-	-	-	0.80	(0.08)	-
- COVID-19 related costs	-	-	-	-	-	-	-	-	-	-	-	-	0.46	0.09	-
- Uncertain tax positions	-	-	-	-	-	-	-	-	-	-	-	-	-	0.13	-
- Tax effect of adjustments	(0.03)	(0.23)	(0.05)	-	(0.06)	0.01	-	(0.05)	0.00	(0.09)	(0.12)	0.09	(1.25)	(0.22)	(0.23)
- One-time tax items	-	-	-	-	-	-	-	-	-	(0.80)	-	-	-	-	-
Adjusted diluted net income/(loss) per common share (non-GAAP)[5]	$ 0.84	$ 1.07	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60	$ 2.51	$ 2.61	$ (1.49)	$ 2.13	$ 1.51

(1) A detailed breakdown of impairment of assets and lease termination expenses recorded in the fourteen and fifty-three weeks ended January 3, 2023 and thirteen and fifty-two weeks ended December 28, 2021 can be found in the Selected Segment Information table.
(2) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment.
(3) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate.
(4) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(5) Adjusted diluted net income/(loss) per common share may not add due to rounding.

The Cheesecake Factory 27

Non-GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the current year presentation. 28 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Cash flow from operations (1) $ 170 $ 200 $ 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ 219 $ 3 $ 213 $ 162 Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 50 67 112 Free cash flow $ 85 $ 163 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 120 $ (47) $ 146 $ 50 Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions)